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                                                                      Exhibit 24

                                POWER OF ATTORNEY
                                -----------------


         Each of the undersigned officers and/or directors of Too, Inc., a Delaware corporation (the "Company"), hereby appoints Michael W. Rayden and Kent
A. Kleeberger as his or her true and lawful attorneys-in-fact, or any of them individually with power to act without the other, as his or her true and lawful attorney-in-fact, in his or her name and on his or her behalf, and in any and all capacities stated below, to sign and to cause to be filed with the Securities and Exchange Commission the Company's Registration Statement on Form S-8 to register under the Securities Act of 1933, as amended, 150,000 shares of the Company's Common Stock, $.01 par value, to be sold and distributed by the Company pursuant to the Company's 1999 Savings and Retirement Plan (the "Plan), and any and all amendments thereto, hereby granting unto said attorneys, and to each of them, full power and authority to do and perform in the name and on behalf of the undersigned, in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as each of the undersigned could or might do in person, hereby granting to each such attorney full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney in counterparts if necessary, effective as of November 9, 1999.

Signature                               Title


  /s/ Michael W. Rayden                 Chairperson, President, Chief Executive
-----------------------------------     Officer and a Director
Michael W. Rayden                       (Principal Executive Officer)


  /s/ Kent A. Kleeberger                Vice President, Chief Financial Officer,
-----------------------------------     Secretary, and Treasurer
Kent A. Kleeberger                      (Principal Accounting and Financial
                                        Officer)


  /s/ Nancy Jean Kramer                 Director
-----------------------------------
Nancy Jean Kramer


  /s/ David A. Krinsky                  Director
-----------------------------------
David A. Krinsky


 /s/ James U. McNeal                    Director
-----------------------------------
James U. McNeal


  /s/ Kenneth James Strottman           Director
-----------------------------------
Kenneth James Strottman